PHOENIX EQUITY SERIES FUND
                     PHOENIX-DUFF & PHELPS CORE EQUITY FUND

                 Supplement dated May 29, 2003 to Prospectus and
           Statement of Additional Information dated December 31, 2002

IMPORTANT NOTICE TO INVESTORS

         On May 21, 2003, the Board of Trustees of Phoenix Equity Series Fund voted to direct the mandatory redemption of all shares of the Phoenix-Duff & Phelps Core Equity Fund. Based on recommendation of management, the Trustees determined that liquidation is in the best interests of the shareholders and voted to direct the mandatory redemption of all shares of the Fund. Therefore, effective June 9, 2003, the Phoenix-Duff & Phelps Core Equity Fund will be closed to new investors and additional investor deposits.

         On or about June 27, 2003, this Fund will be liquidated at its net asset value. Prior to such time, shareholders may exchange their shares of the Fund for shares of the same class of any other Affiliated Phoenix Fund. An Affiliated Phoenix Fund includes any other mutual fund advised, subadvised or distributed by the Adviser or Distributor, provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Funds. Shareholders may also redeem their shares at any time prior to the Fund's liquidation on June 27, 2003.

         INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND
            STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

PXP 2089/CE (05/03)